CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($) shares in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Revenues:
Software licenses	$ 28,653	$ 26,568	$ 20,128
Maintenance and services	25,841	21,600	15,524
Total revenues	54,494	48,168	35,652
Operating expenses:
Cost of software licenses	2,143	2,518	890
Cost of maintenance and services	6,637	4,760	2,431
Research and development	13,283	11,139	9,316
Selling and marketing	35,089	27,381	19,136
General and administrative	4,594	4,857	3,944
Impairment of intangible assets	4,122
Total operating expenses	65,868	50,655	35,717
Operating loss	(11,374)	(2,487)	(65)
Financial expenses, net	(54)	(576)	(893)
Loss before taxes on income	(11,428)	(3,063)	(958)
Taxes on income (income tax benefit)	735	(546)	(734)
Net loss	$ (10,693)	$ (3,609)	$ (1,692)
Basic and diluted net loss per share	$ (0.64)	$ (0.22)	$ (0.11)
Weighted average number of shares used in computing basic and diluted net loss per share	16,739	16,183	15,024